UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

  FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2019

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

(317) 634-3377
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

Noble Roman’s, Inc. (the “Registrant”) held its 2019 Annual Meeting of Shareholders on July 2, 2019 (the “Annual Meeting”). As of the record date for the Annual Meeting, April 30, 2019, there were 21,883,131 shares of the Registrant’s Common Stock outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 17,439,422 shares of the Registrant’s Common Stock, or 80% of the outstanding shares entitled to vote at the Annual Meeting, were represented at the Annual Meeting in person or by proxy, which constituted a quorum.

At the Annual Meeting, the Registrant’s shareholders: (1) elected one Class III director to the Board of Directors with a term expiring in 2021; (2) advisory approval of the compensation of the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K; (3) advisory approval of the compensation of the company's named executive officers held every three years; and (4) ratified the appointment of the independent registered public accounting firm, Somerset CPAs, P.C., as the Registrant’s registered independent accounting firm for the year ending December 31, 2019.

The matters acted upon at the Annual Meeting, and the vote tabulation for each matter is as follows:

1.
Election of one Class III director:

Class III Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
A. Scott Mobley	7,841,685	329,234	18,925	9,249,578

             Mr. Mobley received the affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matters presented at the Annual Meeting, and therefore, he was elected as Class III Director to serve until 2022.

2. Advisory approval of the compensation of the named executive officers:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Advisory Approval of Compensation	7,669,864	474,060	45,920	9,249,578

The proposal to approve on an advisory basis the compensation of the named executive officers received the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

3. Advisory proposal regarding the frequency of future advisory votes on executive compensation to be held every three years:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Advisory Approval Every Three Years	7,253,961	891,963	43,920	9,249,578

Holders of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote confirmed every three years.

4. Ratification of Somerset CPAs, P.C. as the Registrant’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions
17,365,910	26,705	46,807

Somerset CPAs, P.C. received the affirmative vote of holders of the majority of the shares represented in person or by proxy and entitled to vote on the matters presented at the Annual Meeting, and therefore, their appointment as the Registrant’s registered independent accounting firm for the year ending December 31, 2019 was ratified.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ROMAN’S, INC.

Dated: July 5, 2019	By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer